                                                                  CONFORMED COPY



                       SECURITIES AND EXCHANGE COMMISSION
                             450 Fifth Street, N.W.
                            Washington, D.C.  20549


                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934



      Date of Report (Date of earliest event reported): September 16, 1996



                           DISCOVER CARD TRUST 1991 D
                           --------------------------
             (Exact name of Registrant as specified in its charter)



Delaware                          0-19734                  Not Applicable
- --------                          -------                  --------------
(State of                         (Commission              (IRS Employer
organization)                     File Number)             Identification No.)



c/o Discover Receivables Financing Group, Inc.
12 Read's Way
New Castle, Delaware                              19720
- ---------------------------------------------------------
(Address of principal executive offices)        (Zip Code)


Registrant's telephone number, including area code: (302) 323-7826





                                 Not Applicable
                    -----------------------------------------------
                 (Former address, if changed since last report)





                                 Page 1 of 15
                         Index to Exhibits is on page 4

Item 5.  Other Events

On September 16, 1996 the Registrant made available the Monthly
Certificateholders' Statement for the Due Period of August 1996, which is attached as Exhibit 21 hereto.

Item 7.  Financial Statements and Exhibits

(c) Exhibits

Exhibit No.     Description
- -----------     -----------

21 Monthly Certificateholders' Statement for Discover Card Trust 1991 D related to the Due Period ending August 31, 1996.

                                 SIGNATURES

        Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.



                               DISCOVER CARD TRUST 1991 D
                                     (Registrant)

                               By: DISCOVER RECEIVABLES FINANCING
                                   GROUP, INC.
                                   as originator of the Trust


                               By:           Birendra Kumar
                                   ----------------------------------------
                                   Birendra Kumar
                                   Vice President and Treasurer





Date: September 16, 1996

                                 EXHIBIT INDEX



Exhibit No.     Description
- -----------     -----------
21              Monthly Certificateholders' Statement for Discover Card Trust 1991
                D related to the Due Period ending August 31, 1996.